UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period:  March 31, 2023

Item 1. Report to Stockholders.

(a)

Ticker: C S C A X

 Cusip: 56166Y875

Cove Street Capital
Small Cap Value Fund

March 31st

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Semi-Annual Report

www.CoveStreetFunds.com | 866-497-0097

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(This Page Intentionally Left Blank)

Semi-Annual Report 2023
Cove Street Capital Small Cap Value Fund

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Table of
Contents

☐	Letter to Shareholders	4
☐	Performance	7
☐	Expense Example	8
☐	Holdings Presentation	9
☐	Semi-Annual Schedule of Investments	10
☐	Financial Statements	12
☐	Financial Highlights	15
☐	Notes to Financials	16
☐	Appendix	22

www.CoveStreetFunds.com
866-497-0097

Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders March 31, 2023 (unaudited)

Dear Fellow
Shareholders,

As you might surmise and recall, our 6 month Letter is a close facsimile of our calendar 2023 Q1 Letter – enjoy the regulatory world with us!

Results in Investment management are a combination of things that you actually do… and the things you consider but pass on. The net result we seek is to be competitive in up markets and outperform in difficult markets through this combination of doing a series of good things and avoiding the avoidable mistakes, that neatly summarizes our positive results this quarter.

The analogy I was going to use to start this letter was something along the lines of “always keep old ties; they tend to come back in style.” That of course brings up the concept of secular vs. cyclical issues, a topic which has occupied these pages for decades as well as populated your portfolio in terms of best winners and worst losers.

The reference here involves the latest version of “holy crap…banks.” Financial services “expertise” is not something that comes easily to anyone and frankly can only be developed over time, as there can be a LOT of basis risk between what your lying eyes are looking at and what is really about to happen. And then there is the assessment of management, which can generally be helpful in judging the proceeding sentence, but can be a variable that is proven irrelevant overnight…as in the case of First Republic Bank (Ticker: FRC). Now that we are getting to the point, we will simply note that banking “expertise” is a skillset that takes years to develop – it gets dusted off every…7 years?– and then you really wonder if you should be “wearing” it at all.

Let us first state that we don’t own any Small Cap banks at all for very deliberate reasons, which we have noted in the past. They are inherently low Return on Equity (ROE) businesses; they are effectively concentrated books of regional commercial real estate exposure; they are likely to have poor risk management skills on say, asset/liability mix (…and interest rate sensitivity?); and any and all compliance and regulatory costs are inherently more difficult to shoulder on a smaller asset base. To wit, the total return on the KBW Nasdaq Regional Banking Index (Ticker: KRX) has been annualizing just under 3% since its inception in 2006.

There are shorter periods of time where our lack of exposure to banks – they represent over 25% of the Russell 2000® Value index which we are often compared to (should we be is a question we occasionally ask) – can hurt our relative results, but we simply think we can do better than 3% compounded. We never completely discard anything as an opportunity but our work suggested banks haven’t been interesting for a long time. That being said, we are dutifully dusting off the banking analysis “tie” and taking a closer look. Our initial sense is “not cheap enough” and “you can’t possibly tell me it is a good idea to have 8 US banks to have 100% of all deposits guaranteed by regulation and the rest have a $250k limit.”

Banking is not going away. It also reflects our historical US bent toward division of state vs. federal rights, which is why we have been resistant to having 4 banks with 95% market share like Canada. In the US, there are thousands to choose from that are publicly traded. It seems conceivable we will own some in the next year as the economic world grinds down. (Opinion duly offered.)

But enough about banks. What is relevant for the rest of the portfolio is that the banking crisis has properly freaked out the Federal Reserve in regard to the pace of change in interest rates. The market-implied Fed Funds rate for December peaked at 5.5% near the start of March. Now it’s down to 4.3%. Bond yields have followed. The two-year yield has repriced down almost 100 Basis Point (BPS), and the 10-year nearly 50 bps, since early March. While lower “real” interest rates are better for most asset classes than higher rates, you can argue non-manipulated lower interest rates that reflect market expectations of a recession in some form may not be great for stocks. Our take remains: the issue is more credit rather than the level of interest rates. Bank scares engender less credit extension. Less credit extension is negative on the margin for equities.

C S C A X

Letter to Shareholders - (continued) March 31, 2023 (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

Moving on to the portfolio… Lifecore Biomedical (Ticker: LFCR) was our clear self-induced detractor of the last 6 months. The investment premise was fiendishly simple: sell all non-healthcare businesses and leave us with a highly valued contract pharmaceutical manufacturer. We simply and grossly underestimated the time it took and grossly over-estimated the proceeds of the sold businesses. We have rarely been so underwhelmed by the competence of management and a Board of Directors; both groups have unhelpfully ground down our core assumptions. We are a “D” filer in the company and have prodded, and then bludgeoned, said Board into a public statement of “pursuing strategic alternatives” which we would expect to result in the sale of the company. This is a lemonade making campaign.  We originally said we expect to receive the bulk of our capital returned to us in this process, but that clearly represents a miss from our original assumptions. We would now suggest that might be pessimistic.  We own both the common stock and a convertible preferred.

IEH Corp. was second in line on the loss column. We expect the company to become “current” in its financial filings “soon” and get them out of their self-inflicted box with the stock price to follow positive trends in aerospace and defense spending.

Last of note in the loss column is Liberty TripAdvisor Holdings, which remains grossly underappreciated in our view in terms of the present boom in global travel spend. The stock has an effective “3 to 1” beta to the stock price of TripAdvisor. We experienced the downside of that relationship in the last 6 months.
Climb Global Solutions (Ticker: CLMB) has been our largest contributor the last 6 months as they continue to execute its organic growth strategy of identifying and distributing new software solutions, particularly in the still-hot cloud and security ecospheres. We have somewhat reduced our position on valuation and a sense of difficulty in the tech space overall, but we remain impressed with management’s execution on top of an excellent business mode.

Hallador Energy Company (Ticker: HNRG) was next in line in this period and there is nothing new to report. The company mines Illinois Basin coal and bought an adjacent coal based power plant for nearly nothing. We posit that the alternative energy tail is MUCH longer than presently believed in some circles and these low cost assets will have considerable earnings power in the years to come. In the shorter run, there is exposure to natural gas pricing which was soft in Q1.

Viemed Healthcare (Ticker: VMD) continues to execute on its core growth strategy of adding to their geographic footprint of respiratory services and recovering from what we call a “rogue” US government commission that erroneously accused the company of mismanagement in their Medicare billing. The company was completely vindicated, and the stock partially reflects the end of that overhang Lions Gate Entertainment Corporation (Ticker: LGF.B) bounced to the top of the contributor list this period, most of which was a rebound from “absolutely silly prices” per our research efforts. The company’s plan to split into two separate entities – the “Studio” and Starz - continues on track for completion this calendar year, and the latest release of the tent pole John Wick movie franchise has gotten solid reviews. We continue to value the stock into the mid-teens.

We initiated a position in Great Lakes Dredge & Dock Corporation (Ticker: GLDD), the leader in domestic dredging. Dredging is used in a number of maritime projects including port expansions, coastal restorations, trench digging for pipelines and windfarms. GLDD operates in a stable oligopoly in which they take 35-40% market share in domestic dredging projects that are “put out to bid” and for which they have capacity. The bid market in the first half of 2022, facilitated by the U.S. government, evaporated due to some combination of an extra-long Continuing Resolution, overly complicated budget authorization and allocation processes, and frankly, work-from-home inefficiencies. When your dredgers aren’t at work because you didn’t get your bid, you send them to the shipyard for maintenance, causing a “double-whammy” of less revenue and higher costs. GLDD’s margins in 2022 got crushed, as did the stock price. Ultimately, these are projects that have to get done both for national security and economic purposes – ports have to be a certain depth for shippers and other vessels to enter. These big projects did not go away but were delayed. Great Lakes ultimately operates downstream from a record $2.3 billion Fund budgeted by the U.S. government for these projects in 2023 – we anticipate the bid market will return.  This is a classic “Graham” value attached to real, albeit cyclical business.

To conclude, there continues to be enormous opportunity in our Small Cap space. Financial scares, recessions, and nasty headlines create future returns. We have the experience and depth at Cove Street Capital to take advantage of these emerging fundamentals to buy better businesses at cheap prices. Talking the topical headlines seems to capture the imagination of most investors and Wall Street. We find our time much better spent “bottom-up” ...

C S C A X

Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders - (continued) March 31, 2023 (unaudited)

- and focused on analyzing business models, meeting management teams and establishing reasonable valuation parameters. We would suggest it works well over the long run in places outside of Omaha.

Best Regards,

Jeffrey Bronchick, CFA | Principal, Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

Fund holdings and sector allocations are subject to change and should not be considered to buy or sell a security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index, and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index.

Cash Flow refers to the net amount of cash and cash equivalents being transferred in and out of a company.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC.

Return on Equity (ROE) is the measure of a company's net income divided by its shareholders' equity.

KBW Nasdaq Regional Banking Index (Ticker: KRX) The KBW Regional Banking Index seeks to reflect the performance of U.S. companies that do business as regional banks or thrifts.

Russell 2000® Value index. The Russell 2000 Index is a small-cap U.S. stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Basis Point (BPS) represent a unit of measurement for interest rates in finance and are equal to 1/100th of 1.0%.

BETA is a measure of how an individual asset moves when the overall stock market increases or decreases.

C S C A X

Institutional Class Performance March 31, 2023 (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

Annualized Rates of Return (%) as of March 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

Performance shown for the period through January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund (“The Fund”). The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from December 31, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

The gross expense ratio as per the Prospectus is 1.33%. The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Value of $10,000 Investment as of March 31, 2023

(1)
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

(2)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. One cannot invest directly in an index.

(3)
The Russell 2000® Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

C S C A X

Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Expense Example March 31, 2023 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, broker commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2022 – March 31, 2023).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE (10/1/2022)	ENDING ACCOUNT VALUE (3/31/2023)	EXPENSES PAID DURING PERIOD (1) 10/01/2022- 3/31/2023

Institutional Class Actual (2)	$1,000.00	$1,108.70	$6.62(3)

Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.34(4)

(1)
Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.26%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended March 31, 2023 of 10.87%.
(3)	Excluding interest expense, the actual expenses would be $6.57
(4)	Excluding interest expense, the hypothetical expenses would be $6.29

C S C A X

Holdings Presentation March 31, 2023 (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

Sector Allocation(1) (% of net assets) as of March 31, 2023

Top Ten Equity Holdings(1) (% of net assets) as of March 31, 2023

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

C S C A X

Schedule of Investments March 31, 2023 (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

	Shares	Value
COMMON STOCKS - 92.0%

Basic Materials - 13.9%
Chase Corp.	4,100	$429,393
Compass Minerals International, Inc.	33,100	1,134,999
Ecovyst, Inc. *	160,000	1,768,000
NewMarket Corp.	2,000	729,960
		4,062,352
Consumer Discretionary - 9.9%
Climb Global Solutions, Inc.	15,000	799,350
E.W. Scripps - Class A *	70,000	658,700
Liberty TripAdvisor Holdings, Inc. - Class A *	425,000	365,075
Six Flags Entertainment Corp. *	40,000	1,068,400
		2,891,525
Consumer Staples - 2.7%
Lifecore Biomedical, Inc. *	210,000	792,750

Energy - 4.8%
CNX Resources Corp. *	30,000	480,600
Hallador Energy Co. *	100,000	919,000
		1,399,600
Financials - 13.3%
Global Indemnity Group	56,047	1,577,723
StoneX Group, Inc. *	8,500	880,005
Tiptree, Inc.	30,000	437,100
White Mountains Insurance Group Ltd.	700	964,243
		3,859,071
Health Care - 7.6%
Enovis Corp. *	13,900	743,511
InfuSystem Holdings, Inc. *	90,800	703,700
Viemed Healthcare, Inc. *	80,000	772,800
		2,220,011
Industrials - 13.6%
DLH Holdings *	70,000	802,900
Ducommun, Inc. *	9,000	492,390
Great Lakes Dredge & Dock Corp. *	91,900	499,017
KBR, Inc.	16,000	880,800
Research Solutions, Inc. *	283,924	570,688
Standex International Corp.	5,900	722,396
		3,968,191

See Notes to Financial Statements.

C S C A X

Schedule of Investments – continued March 31, 2023 (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

	Shares	Value
Technology - 12.2%
CommVault Systems, Inc. *	13,200	748,968
Great Elm Group, Inc. *	100,000	227,000
IAC, Inc. *	31,600	1,630,560
IEH Corp. *(a)	89,200	601,208
SecureWorks Corp. *	40,000	342,800
		3,550,536
Telecommunications - 10.3%
ViaSat, Inc. *	89,000	3,011,760

Utilities - 3.7%
Heritage-Crystal Clean *	30,000	1,068,300

TOTAL COMMON STOCKS (Cost $22,679,576)		26,824,096

CONVERTIBLE PREFERRED STOCK - 3.1%

Consumer Staples - 3.1%
Lifecore Biomedical, Inc., Series A, 7.50% (a)
Total Convertible Preferred Stock (Cost $1,500,000)	1,500	891,435

SHORT-TERM INVESTMENT - 5.1%
Invesco Treasury Obligations Portfolio, Institutional Class, 4.47% ^
Total Short-Term Investment (Cost $1,476,673)	1,476,673	1,476,673

Total Investments - 100.2% (Cost $25,656,249)		29,192,204
Other Assets and Liabilities, Net - (0.2)%		(50,978)
Total Net Assets - 100.0%		$29,141,226

*	Non-income producing security.
(a)
Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. The illiquid securities have a total fair value of $1,492,643 which represents 5.1% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

^	The rate of shown is the annualized seven day effective yield as of March 31, 2023.

See Notes to Financial Statements.

C S C A X

Statement of Assets and Liabilities March 31, 2023 (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

ASSETS:
Investments, at value
(Cost: $25,656,249)	$29,192,204
Dividends and interest receivable	8,918
Receivable for capital shares sold	24
Prepaid expenses	12,826
Total assets	29,213,972

LIABILITIES:
Payable for postage & printing fees	17,195
Payable for transfer agent fees & expenses	12,837
Payable for audit fees	11,198
Payable to investment adviser	10,164
Payable for fund administration & accounting fees	9,747
Payable for trustee fees	3,062
Payable for compliance fees	2,462
Payable for custody fees	1,462
Payable for capital shares redeemed	1,165
Accrued expenses	3,454
Total liabilities	72,746

NET ASSETS	$29,141,226

NET ASSETS CONSIST OF:
Paid-in capital	$24,464,657
Total distributable earnings	4,676,569
Net Assets	$29,141,226

Shares issued and outstanding (1)	978,023
Net asset value, redemption price and offering price per share (2)	$29.80

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to Financial Statements.

C S C A X

Statement of Operations For the Period Ended March 31, 2023 (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

INVESTMENT INCOME:
Dividend income	$112,559
Interest income	20,881
Total investment income	133,440

EXPENSES:
Investment adviser fees (See Note 4)	142,182
Fund administration & accounting fees (See Note 4)	43,752
Transfer agent fees & expenses (See Note 4)	26,018
Audit fees	11,199
Federal & state registration fees	11,187
Trustee fees	9,309
Compliance fees (See Note 4)	7,462
Legal fees	6,248
Custody fees (See Note 4)	3,538
Other expenses	3,013
Postage & printing fees	2,199
Insurance expense	1,265
Total expenses before interest	267,372
Interest expense (See Note 9)	1,403
Total expenses before waiver	268,775
Less: waiver from investment adviser (See Note 4)	(58,281)
Net expenses	210,494

NET INVESTMENT LOSS	(77,054)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,454,670
Net change in unrealized appreciation/depreciation on investments	1,210,286
Net realized and unrealized gain on investments	3,664,956

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,587,902

See Notes to Financial Statements.

C S C A X

Statements of Changes in Net Assets March 31, 2023 (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022

OPERATIONS:
Net investment loss	$(77,054)	$(411,257)
Net realized gain on investments	2,454,670	10,308,657
Net change in unrealized appreciation/depreciation on investments	1,210,286	(16,762,112)
Net increase (decrease) in net assets from operations	3,587,902	(6,864,712)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	347,522	3,933,758
Proceeds from reinvestments of distributions	4,436,013	5,948,028
Payments for shares redeemed	(8,170,396)	(35,804,464)
Redemption fees	–	2,971
Decrease in net assets resulting from capital share transactions	(3,386,861)	(25,919,707)

DISTRIBUTIONS TO SHAREHOLDERS:	(4,974,620)	(6,761,143)

TOTAL DECREASE IN NET ASSETS	(4,773,579)	(39,545,562)
	3503
NET ASSETS:
Beginning of period	33,914,805	73,460,367
End of period	$29,141,226	$33,914,805

See Notes to Financial Statements.

C S C A X

Financial Highlights (for a Fund Share Outstanding Throughout the Periods)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

	Six Months Ended March 31, 2023 (Unaudited)	2022	2021	2020	2019	2018
PER SHARE DATA:

Net asset value, beginning of period	$31.15	$40.91	$27.56	$34.89	$37.51	$36.49

Investment operations:
Net investment income (loss)	(0.14)	(0.35)	0.60	0.35	0.24	(0.04)
Net realized and unrealized gain (loss) on investments	3.52	(5.25)	13.17	(7.40)	(1.84)	2.10
Total from investment operations	3.38	(5.60)	13.77	(7.05)	(1.60)	2.06

Less distributions:
From net investment income	-	(0.46)	(0.42)	(0.28)	-
From net realized gains	(4.73)	(3.70)	-	-	(1.02)	(1.04)
Total distributions	(4.73)	(4.16)	(0.42)	(0.28)	(1.02)	(1.04)
Paid-in capital form redemption fees	-	- (1)	- (1)	- (1)	- (1)	- (1)

Net asset value, end of period	$29.80	$31.15	$40.91	$27.56	$34.89	$37.51

TOTAL RETURN (2)	10.87%	-15.71%	50.33%	-20.43%	-4.26%	5.92%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$29.1	$33.9	$73.5	$74.6	$121.4	$148.4

Ratio of expenses to average net assets:
Before expense waiver/recoupment (3)	1.61%	1.32%	1.22%	1.18%	1.22%	1.16%
After expense waiver/recoupment (3)	1.26%	1.26%	1.22%	1.18%	1.23%	1.16%

Ratio of expenses excluding interest expenses to average net assets:
Before expense waiver/recoupment (3)	1.60%	1.31%	1.22%	1.18%	1.22%	1.16%
After expense waiver/recoupment (3)	1.25%	1.25%	1.22%	1.18%	1.23%	1.16%

Ratio of net investment income (loss)to average net assets:
After expense waiver/recoupment (3)	(0.46)%	(0.76)%	1.27%	0.95%	0.65%	(.11)%

Portfolio turnover rate (2)	22%	51%	68%	70%	53%	59%

(1)	Amount per share is less than $0.01
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to Financial Statements.

C S C A X

Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements March 31, 2023 (unaudited)

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the period ended March 31, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2023, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended March 31, 2023, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended September 30, 2019.

Security Transactions, Income, and Distributions - The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. The Fund will establish a reserve for interest receivable when it becomes probable that the interest will not be collected, and the amount of uncollectible interest can be reasonably estimated. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

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Notes to Financial Statements – continued March 31, 2023 (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. At March 31, 2023, the Fund had investments in illiquid securities with a total value of $1,492,643 or 5.1% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Dates Acquired	Cost Basis
IEH Corp.	89,200	Aug. 2021	$ 1,321,052
Lifecore Biomedical, Inc., Series A, 7.50%	1,500	Jan. 2023	$ 1,500,000

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements – continued March 31, 2023 (unaudited)

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund's NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Cove Street Capital, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$26,222,888	$601,208	$-	$26,824,096
Convertible Preferred Stock	-	891,435	-	891,435
Short-Term Investment	1,476,673	-	-	1,476,673
Total Investments in Securities	$27,699,561	$1,492,643	$-	$29,192,204

Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (does not include any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. The Fund did not recoup any previously waived fees for the period ended March 31, 2023. As of March 31, 2023, the Fund

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Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements – (continued) March 31, 2023 (unaudited)

had $36,429 and $58,281 in previously waived fees or reimbursed expenses subject to potential recovery by August 31, 2025 and March 31, 2026, respectively.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2023, are disclosed in the Statement of Operations.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For the Period Ended March 31, 2023	For the Year Ended September 30, 2022
Institutional Class:
Shares sold	11,278	107,957
Shares issued to holders in reinvestment of distributions	149,060	151,353
Shares redeemed	(271,161)	(965,905)
Net decrease in shares outstanding	(110,823)	(706,595)

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the period ended March 31, 2023, were as follows:

	Purchases	Sales
U.S. Government Securities	$-	$-
Other Securities	$7,140,714	$16,213,868

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Notes to Financial Statements – continued March 31, 2023 (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2022, the most recently completed fiscal year-end, were as follows:

Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Unrealized Appreciation	Federal Income Tax Cost
$4,636,748	$(2,793,353)	$1,843,395	$32,315,686

Any difference between book-basis and tax-basis unrealized appreciation would be attributable primarily to the tax deferral of losses on wash sales and partnership holdings in the Fund.

At September 30, 2022, the Fund’s components of distributable earnings on a tax-basis were as follows:

Undistributed Ordinary Income	Undistributed Long- Term Capital Gain	Other Accumulated Losses	Net Unrealized Appreciation	Total Distributable Earnings
$-	$4,804,290	$(584,398)	$1,843,395	$6,063,287

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2022, the Fund deferred qualified late year losses of $584,398. As of September 30, 2022, the Fund had no capital loss carryforwards.

The tax character of distributions paid for the period ended March 31, 2023, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$99,887	$4,874,733	$4,974,620
Amount per Share	$.09500	$4.63621	$4.73121

The tax character of distributions paid for the year ended September 30, 2022, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$3,882,957	$2,878,186	$6,761,143
Amount per Share	$2.38175	$1.77867	$4.16042

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Continued on next page.

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Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements – (continued) March 31, 2023 (unaudited)

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2023, Charles Schwab & Co., for the benefit of its customers, owned 32.5% of the Fund’s outstanding shares.

9. LINE OF CREDIT

The Fund has established an unsecured line of credit (“LOC”) in the amount of $7,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s unencumbered assets, whichever is less. The LOC matures unless renewed on July 21, 2023. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 8.00% as of March 31, 2023. The interest rate during the period was between 6.25% and 8.00%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 7.57%. For the period ended March 31, 2023, the Fund’s LOC activity was as follows:

LOC Agent	Average Borrowings	Amount Outstanding as of March 31, 2023	Interest Expense	Maximum Borrowing	Date of Maximum Borrowing
U.S. Bank N.A.	$36,665	$ -	$1,403	$2,093,000	November 14, 2022

End of Notes to Financial Statements.

C S C A X

Appendix

Appendix Contents

Additional Information

Privacy Notice

Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information - (continued) (unaudited)

Approval of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-24, 2023, the Trust’s Board of Trustees (“Board”), each of whom was present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street” or the “Adviser”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 5, 2023, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum and advice from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Cove Street; (3) the costs of the services provided by Cove Street and the profits realized by Cove Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Cove Street resulting from its relationship with the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including a presentation to the Board by representatives of Cove Street, and the Support Materials, the Board concluded that the overall arrangement between the Trust and Cove Street set forth in the Investment Advisory Agreement continues to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.

The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Cove Street effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered the portfolio manager’s extensive experience which spans more than thirty years and is focused on investment strategies similar to those used to manage the Fund’s assets. The Trustees further considered his long tenure as the Fund’s portfolio manager.

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Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information - (continued) (unaudited)

Approval of Investment Advisory Agreement - Continued

The Trustees also reviewed Cove Street’s financial statements and capitalization and concluded that Cove Street had sufficient resources to support the management of the Fund. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Cove Street. In assessing the quality of the portfolio management delivered by Cove Street, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to an appropriate benchmark index, the Fund’s Morningstar category (“Category”) as well as a smaller sub-set of peer funds (“Cohort”), and the composite of separate accounts that Cove Street manages utilizing a similar investment strategy as that of the Fund. When reviewing the Fund’s performance against its Category and Cohort, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the Category and Cohort.

The Trustees noted that the Fund had outperformed both the Category and Cohort averages for the year-to-date period ended September 30, 2022, as well as the Category average for the one-year period ended September 30, 2022, but had underperformed both the Category and Cohort averages for all other periods presented. The Trustees also noted that the Fund had outperformed its primary benchmark index for the year-to-date period ended September 30, 2022 and the one-year period ended December 31, 2021, but had underperformed this benchmark index for the three-year, five-year and ten-year periods ended December 31, 2021. The Trustees also noted that the Fund had outperformed its secondary benchmark index for the year-to-date period ended September 30, 2022 while underperforming for all other periods presented. The Trustees observed that the Fund’s performance was generally consistent with the performance of a composite of similar accounts managed by Cove Street over relevant time periods, although there was some discrepancy attributable to Cove Street’s differing approach to tax mitigation for the composite accounts versus the Fund. The Trustees noted that the Fund’s performance included performance of a predecessor fund that was reorganized into to the Fund.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street rendered to the Fund during the 12-month period ended September 30, 2022. The Trustees also noted favorably that Cove Street had agreed to continue the expense limitation agreement under which Cove Street contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees further considered that the management fees that Cove Street charges to separately managed accounts with similar investment strategies to that of the Fund are higher than the advisory fee that the Fund pays to Cove Street. The Trustees considered the reasonableness of Cove Street’s profits from its service relationship with the Fund.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Category and Cohort. The Trustees noted the Fund’s management fee was slightly above the Cohort average, though still within the second quartile of the Cohort, and also above the Category average. The Trustees also considered that the total expenses of the Fund were higher than the average total expenses reported for the Category and Cohort, but that the average net assets of funds comprising the Cohort were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about capacity constraints associated with the Fund’s strategy. The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints, but agreed to revisit the issue in the future as circumstances change and Fund asset levels increase.

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Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information - (continued) (unaudited)

Approval of Investment Advisory Agreement - Continued

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered that Cove Street does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Cove Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Cove Street does not receive additional material benefits from its relationship with the Fund.

C S C A X

Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information - (continued) (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at https://www.sec.gov/ and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-497-0097.

Availability of Fund Proxy Voting Information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-866-497-0097, or (2) on the SEC’s website at https://www.sec.gov/.

C S C A X

Privacy Notice (unaudited)	Semi-Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

C S C A X

Semi-Annual Report 2023

Cove Street Capital
Small Cap Value Fund

C  S  C  A  X

This report should be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Investment Adviser Cove Street Capital, LLC 525 South Douglas Street, Suite 225 El Segundo, CA 90245	Distributor Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

Custodian U.S. Bank N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	Administrator, Fund Accountant and Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Independent Registered Public Accounting Firm Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, WI 53202	Legal Counsel Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103

www.CoveStreetFunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 1, 2023

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    June 1, 2023